Exhibit 10.1

TRANSPORTATION SERVICE AGREEMENT Contract Identification FT19214 This Transportation Service Agreement (Agreement) is entered into by Great Lakes Gas Transmission Limited Partnership (Transporter) and ANRPIPELINE COMPANYfShlpper). WHEREAS, Sliipper has requested Transporter to transport Gas on its behalf and Transporter represents that it is willing to transport Gas under the terms and conditions of this Agreement, NOW, THEREFORB, Transporter and Shipper agree that the terms below constitute the transportation service to be provided and the rights and obligations of Shipper and Transporter. 1, EFFECTIVE DATE; April 1(5,2018 2, CONTRACT IDENTIFICATION! FT19214 3, RATE SCHEDULE; FT 4, SHIPPER TYPEi Interstate PI 5, STATE/PROVINCE OF INCORPORATION: Delaware 6, TERM! November 01,2021 to October 31, 2036 7, EFFECT ON PREVIOUS CONTRACTS : This Agreement supersedes, cancels and terminates, as of the effective date stated above, the following contracts): N/A 8, MAXIMUM DAILY QUANTITY (Dtli/Day): 160,000 Please see Appendix A for further detail. 9, RATES! Unless Shipper and Transporter have agreed to a rate other than the maximum rate, rates shall be Transporter’s maximum rates and charges plus all applicable surcharges in effect from time to time under the applicable Hate Schedule (as stated above) on file with the Commission unless otherwise agreed to by the parties in writing. Provisions governing a Rate other than the maximum shall be set forth in this Paragraph 9 and/or on Appendix B hereto.

Contract ID; FT19214 10, POINTS OF RECEIPT AND DELIVERYi The primary receipt and delivery points are set forth on Appendix A, 11, RELEASED CAPACITY: N/A 12, INCORPORATION OF TARIFF INTO AGREEMENT: This Agreement shall Incorporate and hi all respects bo subject to tho “General Terms and Conditions” and the applicable Rate Schedule (as slated above) set forth in Transporter’s FERC Gas Tariff, Third Revised Volume No, 1, as may he revised from time to time, Transporter may file and seek Commission approval under Section 4 of the Natural Gas Act (NGA) at any time and from time to lime to change any rates, charges or provisions set forth in (he applicable Rate Schedule (as stated above) and the “General Terms and Conditions” in Transporter’s FERC Gas Tariff, Third Revised Volume No, I, and Transporter shall have the right to place such changes in effect in accordance with the NGA, and this Agreement shall be deemed to include such changes and any such changes which become effective’by operation of law and Commission Order, without prejudice to Shipper’s right to protest the same, 13, MISCELLANEOUS: No waiver by either party to this Agreement of any one or more defaults by the other in the performance of this Agreement shall operate or be construed as a waiver of any continuing or future defaults), whether of a like or a different character, Any controversy between the parties arising under this Agreement and not resolved by the parties shall be determined in accordance-with the laws of (lie State of Michigan, 14, OTHER PROVISIONS! It Is agreed that no personal liability whatsoever shatl attach to, be imposed on or otherwise be incurred by any Partner, agent, management official or employee of the Transporter or any director, officer or employee of any of the foregoing, for any obligation of the Transporter arising under this Agreement or for any claim based on such obligation and that the sole recourse of Shipper under this Agreement is limited to assets of the Transporter, Upon termination of this Agreement, Shipper’s and Transporter’s obligations to each other arising under this Agreement, prior to the date of termination, remain In effect and are not being terminated by any provision of this Agreement, Transporter and Shipper agree that, pursuant to Section 6.2.1(h) of the General Terms and Conditions, this Agreement is subject to a Reduction Option as heroin described: Upon written notice to Transporter, Shipper shall have a Reduction Option: 1) At any time on or before April 1,2019 for any reason, and 2) Any time before April 1,2021, to the extent necessary due to (lie failure or inability to secure all applicable federal, state, Hiid local governmental and regulatory approval(s) related to an anticipated expansion project. If Shipper invokes this Reduction Option, it may reduce all or a portion of the contractual MDQ associated with, this Agreement, and/or terminate this Agreement earlier than 10/31/2036. 2

Contract ID: FT19214 15. NOTICES AND COMMUNICATIONS] All notices and communications with respect to this Agreement shall be in writing by mail, e-mail, or fax, or other means as agreed to by the parties, and sent to the addresses stated below or to any other such address(es) as may be designated In writing by mail, e-mail, or fax, or other means similarly agreed to: ADMINISTRATIVE MATTERS Great Lakes Gas Transmission Limited Partnership Commercial Services 700 Louisiana St„ Suite 700 Houston, TX 77002-2700 ANR PIPELINE COMPANY 700 Louisiana St., Suite 700 Houston, TX 77002-2700 Attn: AGREED TO BY: GREAT LAKES GAS TRANSMISSION LIMITED PARTNERSHIP By: Great Lakes Gns Transmission Company / By; KayDennison Title; DirecTor/Transportation Accounting and Contracts ANR PIPELINE COMPANY Signature Please^Pfint Title: Please Print

APPENDIX A Contract Identification FI’19214 Date: April 16,2018 Supersedes Appendix Dated: Not Applicable Shipper: ANR PIPELINE COM! 3 ANY Maximum Daily Quantity (Dili/Day) per Location; Maximum Allowable Operating Pressure Boeln Palo End Dale Pointfc) of Primary Receipt Poinlfs) of Primary Delivery MDQ (MAOP1 11/01/2021 10/31/2036 EMERSON 160,000 974 11/01/2021 10/31/2036 FORTUNE LAKE 160,000 974 4